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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 1998



                           DUKE REALTY INVESTMENTS, INC.
               (Exact name of registrant as specified in its charter)


               Indiana                  1-9044               35-1740409
     (State or jurisdiction of        (Commission         (I.R.S. Employer
     incorporation or organization)   File Number)        Identification No.)


       8888 KEYSTONE CROSSING, SUITE 1200
            INDIANAPOLIS, INDIANA                             46240
    (Address of principal executive offices)               (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 574-3531


                                   Not applicable
           (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are being filed pursuant to Regulation S-K Item 601(b) in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-49911, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

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Exhibit
Number         Exhibit
-------        -------
  1.1          Underwriting Agreement dated October 15, 1998.

  1.2          Terms Agreement dated October 15, 1998.

  1.3          Terms Agreement dated October 20, 1998.

  8            Tax opinion of Bose McKinney & Evans, including consent.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DUKE REALTY INVESTMENTS, INC.


Date: October 21, 1998                  By:    /s/ Matthew A. Cohoat
                                             ------------------------
                                             Matthew A. Cohoat
                                             Vice President

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